UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

SYMETRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 108th Avenue NE, Suite 1200

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

(425) 256-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Symetra Financial Corporation (the “Company”) will be presenting at the Bank of America Merrill Lynch 2012 Insurance Conference in New York City on February 15, 2012. President and chief executive officer, Tom Marra will discuss the Company’s business, capital and financial outlook.

A live audio webcast of the conference and the related slide presentation can be accessed through a link on the investor relations page of the Company’s web site at http://investors.symetra.com the afternoon of November 15, 2012.

A copy of this slide presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in the slide presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Furthermore, the slide presentation shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 194, as amended, except as set forth with respect thereto in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Slide presentation of Symetra Financial Corporation at the Bank of America Merrill Lynch 2012 Insurance Conference, dated February 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	/s/ David S. Goldstein
Name:	David S. Goldstein
Title:	Senior Vice President, General Counsel and Secretary

Date: February 15, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Slide presentation of Symetra Financial Corporation at the Bank of America Merrill Lynch 2012 Insurance Conference, dated February 15, 2015